AFL-CIO HIT Finances Affordable Senior Housing in Chicago, IL

The AFL-CIO Housing Investment Trust is helping to finance the $56.4 million acquisition and substantial rehabilitation of the Morningside Court Apartments (“Morningside Court”) in Chicago. The 11-story midrise apartment features 171 units, all affordable. Morningside Courts, a development by Related Midwest located in the heart of the Rogers Park Neighborhood, will undergo an extensive renovation to modernize the building and amenities, including energy efficient appliances and lighting. This independent senior living home boasts an on-site fitness center, a spacious community room that acts as a library and a game room, and on-site laundry facilities, parking, and maintenance.

The HIT is providing $28.7 million in financing primarily through the purchase of a AAA rated tax-exempt construction to permanent bond issued by the Illinois Housing Development Authority (IHDA) and backed by a loan insured under the HUD HFA Risk-Share program. Morningside Court, the HIT’s 58th project in Chicago and 109th in Illinois, is part of the HIT’s Midwest@Work Initiative.

In addition to creating the union construction work and other economic benefits that can be found here, all 171 units at Morningside Court are covered by a Section 8 Housing Assistance Payment contract to subsidize rents for elderly residents at or below 60% of the Area Median Income. Residents will benefit from the project’s proximity to multiple modes of public transportation, including the Morse, Jarvis, and Loyola metro stations located within a mile of the building and three bus lines within half a mile. Rogers Park, directly adjacent to where Morningside Court is located, extends along the coast of Lake Michigan and provides residents with easy access to a multitude of scenic beaches and parks, such as the Loyola Beach.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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